PROVIDENT

Provident Financial Holdings, Inc.

Third Quarter of Fiscal 2019

March 31, 2019

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2019 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$19.92
52-Week Range:	$14.67 - $20.80
Shares Outstanding:	7,497,357 shares
Market Capitalization:	$149.3 million
P/E (ttm):	30.18x
Diluted EPS (ttm):	$0.66
Annual Dividend & Yield:	$0.56 (2.81%)
As of March 31, 2019	

Franchise Overview


Bing, © 2019 Microsoft Corporation, © 2019 HERE
50 km
30 mi

Provident Bank Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta[1]
- La Sierra, Riverside
- Moreno Valley
- Orange Crest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

[1] Will be closed on May 10, 2019.

- Largest independent community bank headquartered in Riverside County, California
- Expanding customer base and market
- Ninth largest deposit market share in Riverside County; second largest deposit market share of community banks

Financial Performance

Developments

- Net Interest Income decreases by 2% (sequential quarter)
- Net Interest Margin decreases by one basis point (sequential quarter)
- Operating Expenses increase by 19% (sequential quarter)
- Closure of La Quinta Branch – May 10, 2019
- Exit of mortgage banking operations by June 30, 2019
- $1.6 million of one-time expenses associated with mortgage banking exit

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$8.8
$9.1
$9.3
$9.4
$9.8
$9.6
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

Non-Interest Income



(In Millions)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.4
$4.3
$1.6
$3.6
$1.6
$3.0
$1.4
$3.1
$1.3
$2.3
$1.4
$1.7
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Gain on Sale of Loans
Other Fees

Operating Expenses



(In Millions)
$14.0
$13.0
$12.0
$11.0
$10.0
$13.2
$12.4
$11.8
$11.7
$10.9
$13.0
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

PROVIDENT
Provident Financial Holdings, Inc.

Financial Performance

Pre-Provision, Pre-Tax Earnings (Loss)


(In Millions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$1.3
$1.9
$2.1
$2.2
$2.6
$(0.3)
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

Pre-Tax Income (Loss) – Operating Segments


(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$(1.0)
$(2.0)
$(3.0)
$(4.0)
$3.0
$4.0
$3.8
$3.9
$4.4
$3.4
$(1.7)
$(1.6)
$(1.5)
$(1.5)
$(1.6)
$(3.7)
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Community Banking
Mortgage Banking

Quarterly Net Income (Loss)


(In Millions)
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$(0.5)
$(1.0)
$(1.5)
$(0.8)
$1.7
$1.4
$1.8
$2.0
$(0.2)
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

Diluted Earnings (Loss) Per Share


$0.30
$0.20
$0.10
$-
$(0.10)
$(0.20)
$(0.10)
$0.23
$0.18
$0.24
$0.26
$(0.02)
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

PROVIDENT
Provident Financial Holdings, Inc.

Financial Ratios

Net Interest Margin


4.00%
3.00%
2.00%
1.00%
0.00%
3.08%
3.23%
3.28%
3.30%
3.54%
3.53%
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

Efficiency Ratio


110.00%
100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
91.17%
86.78%
85.03%
84.17%
81.00%
102.65%
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

Return on Average Assets


1.00%
0.75%
0.50%
0.25%
0.00%
(0.25)%
(0.50)%
(0.27)%
0.59%
0.48%
0.63%
0.69%
(0.05)%
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

Return on Average Equity


7.50%
5.00%
2.50%
0.00%
(2.50)%
(5.00)%
(2.50)%
5.76%
4.65%
6.03%
6.42%
(0.49)%
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

Community Banking

Developments

- Loans Held for Investment balance increases 1% during March 2019 quarter
- Yield on Loans Held for Investment increases 28 basis points from March 31, 2018
- Deposit costs remain unchanged from March 31, 2018
- Borrowing costs increase 10 basis points from March 31, 2018

Loan to Investment Mix



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$96
$104
$95
$87
$92
$109
$886
$894
$903
$877
$875
$884
12/31/17
3/31/18
6/30/18
9/30/18
12/31/18
3/31/19
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$600
$500
$400
$300
$200
$100
$0
(In Millions)
$464
$314
$103
$466
$317
$107
$476
$315
$110
$455
$307
$112
$447
$312
$113
$450
$315
$115
12/31/17
3/31/18
6/30/18
9/30/18
12/31/18
3/31/19
Muti-Family
Single-Family
Commercial Real Estate

Portfolio Loan Originations and Purchases



(In Millions)
$80
$60
$40
$20
$0
$12
$22
$21
$29
$27
$44
$16
$21
$24
$15
$4
$40
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Provident Bank
Provident Bank Mortgage

Community Banking

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 03/31/19	Interest Rate	Balance as of 03/31/18	Interest Rate
Single-Family	$ 314,824	4.52%	$ 316,912	4.18%
Multi-Family	449,812	4.35%	466,266	4.10%
Commercial Real Estate	115,355	4.92%	106,937	4.67%
Construction	4,139	7.44%	5,324	6.69%
Other	167	6.50%	-	-
Commercial Business	483	6.32%	450	6.06%
Consumer	133	15.47%	130	13.80%
Total Loans Held for Investment	$ 884,913	4.50%	$ 896,019	4.22%
Advance Payments of Escrows	225		160	
Deferred Loan Costs, net	5,496		5,519	
Allowance for Loan Losses	(7,080)		(7,531)	
Total Loans Held for Investment, net	883,554		894,167	

Loan Composition as of 03/31/19



Construction 0%
Other 0%
Commercial Business 0%
Commercial Real Estate 13%
Consumer 0%
Single-Family 36%
Multi-Family 51%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Community Banking

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$111 $111 $126 $111 $111 $101
$247 $245 $238 $233 $224 $210
$661 $677 $670 $669 $649 $667
12/31/17 03/31/18 06/30/18 09/30/18 12/31/18 03/31/19
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 03/31/2019	Rate	At 03/31/2018	Rate
Checking Accounts - Non Interest-Bearing	$ 90,874	- %	$ 87,520	- %
Checking Accounts - Interest-Bearing	269,649	0.12%	260,492	0.11%
Savings Accounts	271,971	0.20%	295,606	0.20%
Money Market Accounts	34,229	0.21%	33,396	0.21%
Time Deposits	210,161	1.14%	245,485	1.03%
Total Deposits	$ 876,884	0.38%	$ 922,499	0.38%
Brokered Deposits Included Above	$ 1,567	3.88%	$ 1,567	3.88%

Deposit Composition at 03/31/19



10%
24%
4%
31%
31%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowings Maturity Schedule

Category (Dollars In Thousands)	At 03/31/2019	Rate	At 03/31/2018	Rate
Overnight	$ -	-	$ -	-
Three Months or Less	-	-	-	-
Over Three to Six Months	-	-	-	-
Over Six to Twelve Months	-	-	-	-
Over One to Two Years	20,000	3.85%	10,000	1.53%
Over Two to Three Years	21,121	2.06%	20,000	3.85%
Over Three to Four Years	-	-	21,176	2.07%
Over Four to Five Years	40,000	2.25%	-	-
Over Five Years	20,000	2.70%	60,000	2.40%
Total Borrowings	$ 101,121	2.62%	$ 111,176	2.52%

Asset Quality

Developments

- Low level of Non-Performing Assets
- Non-Performing Assets to Total Assets Ratio at 0.55% on March 31, 2019
- No outstanding REO
- Early-Stage Delinquencies remain at low levels

NPA, NPA to Total Assets Ratio and ALLL to LHI Ratio



$10,000
$7,500
$5,000
$2,500
$0
(In Thousands)
1.00%
0.75%
0.50%
0.25%
0.00%

	12/31/17	03/31/18	06/30/18	09/30/18	12/31/18	03/31/19
Non-Performing Assets	$8,606	$7,553	$6,963	$7,386	$6,062	$6,115
NPA to Total Assets	0.74%	0.64%	0.59%	0.64%	0.54%	0.55%
ALLL to LHI	0.90%	0.84%	0.81%	0.81%	0.80%	0.79%

(Recovery) Provision for Loan Losses



(In Thousands)
$100
$-
$(100)
$(200)
$(300)
$(400)
$(500)
$(600)
$(11)
$(505)
$(189)
$(237)
$(217)
$4
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

Non-Performing Asset Composition 03/31/19



12%
0%
1%
0%
0%
0%
87%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Allowance for Loan Losses (ALLL)



(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$8,075
$7,531
$7,385
$7,155
$7,061
$7,080
12/31/17
03/31/18
06/30/18
09/30/18
12/31/18
03/31/19

ALLL Allocation as of 03/31/19



1%
0%
0%
0%
15%
37%
47%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

(Dollars In Thousands)	At March 31, 2019 30 - 89 Days # of Loans	Balance	Non-performing # of Loans	Balance	At March 31, 2018 30 - 89 Days # of Loans	Balance	Non-performing # of Loans	Balance
Mortgage Loans:								
Single-Family	2	$696	20	$5,574	1	$157	24	$6,823
Multi-Family	-	-	-	-	-	-	-	-
Commercial Real Estate	-	-	-	-	-	-	-	-
Construction	-	-	1	745	-	-	-	-
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	1	53	-	-	1	73
Consumer Loans	35	3	-	-	3	3	-	-
Total	37	$ 699	22	$ 6,372	4	$ 160	25	$ 6,896

Net Charge-Offs (Recoveries)



(In Thousands)
$50
$-
$(50)
$(100)
$(150)
$(23)
$39
$(43)
$(7)
$(123)
$(15)
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

Asset Quality

Geographic Location

Category	Inland Empire		Southern California [1]		Other California		Other States		Total	
	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$107,164	34%	$144,261	46%	$62,360	20%	$1,039	0%	$314,824	100%
Multi-Family	71,357	16%	275,087	61%	103,039	23%	329	0%	$449,812	100%
Commercial Real Estate	31,972	28%	55,435	48%	27,948	24%	-	0%	$115,355	100%
Construction	295	7%	3,397	82%	447	11%	-	0%	$4,139	100%
Other	-	0%	-	0%	167	100%	-	0%	$167	100%
Total	$210,788	24%	$478,180	54%	$193,961	22%	$1,368	0%	$884,297	100%

[1] Other than Inland Empire.

Geographic Location 03/31/19


0%
24%
22%
54%
Inland Empire
Southern California (1)
Other California
Other States

[1] Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2011 & Prior	2012	2013	2014	2015	2016	2017	2018	2019 YTD	TOTAL
Loan Balance (in Thousands)	$93,005	$1,937	$1,681	$5,127	$8,812	$28,554	$57,035	$81,516	$14,985	$302,652
Weighted Avg. LTV (1)	58%	53%	40%	62%	68%	63%	72%	70%	68%	65%
Weighted Avg. Age (in Years)	13.42	6.58	5.85	4.68	3.82	2.72	1.86	0.74	0.92	5.30
Weighted Avg. FICO (2)	730	757	758	754	746	752	739	743	769	741
Number of Loans	347	10	18	16	13	55	104	140	26	730
Geographic Breakdown (%)										
Inland Empire	37%	17%	56%	33%	18%	26%	33%	42%	9%	34%
Southern California (3)	51%	52%	25%	38%	57%	34%	45%	50%	29%	47%
Other California	11%	31%	19%	29%	25%	40%	22%	8%	62%	19%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2011 & Prior	2012	2013	2014	2015	2016	2017	2018	2019 YTD	TOTAL
Loan Balance (in Thousands)	$16,057	$9,816	$25,044	$49,349	$68,856	$110,780	$72,030	$76,332	$21,538	$449,812
Weighted Avg. LTV (1)	37%	48%	48%	49%	51%	47%	49%	46%	59%	48%
Wt. Avg. Debt Coverage Ratio (2)	1.75x	1.90x	1.83x	1.70x	1.67x	1.67x	1.67x	1.57x	1.47x	1.68x
Weighted Avg. Age (in Years)	13.02	6.54	5.63	4.74	3.70	2.75	1.81	0.83	0.07	3.12
Weighted Avg. FICO (2)	727	745	767	768	753	762	751	757	750	756
Number of Loans	40	13	44	74	114	136	116	93	25	655
Geographic Breakdown (%)										
Inland Empire	34%	0%	41%	16%	18%	11%	17%	12%	10%	16%
Southern California (3)	56%	78%	46%	50%	60%	61%	64%	68%	68%	61%
Other California	8%	22%	13%	34%	22%	28%	19%	20%	22%	23%
Other States	2%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2011 & Prior	2012	2013	2014	2015	2016	2017	2018	2019 YTD	TOTAL (4)(5)
Loan Balance (in Thousands)	$537	$9,373	$7,679	$18,237	$19,278	$15,791	$19,396	$19,900	$5,194	$115,395
Weighted Avg. LTV (1)	36%	44%	0.48	42%	39%	47%	42%	44%	42%	43%
Wt. Avg. Debt Coverage Ratio (2)	1.38x	1.98x	1.65x	1.96x	1.80x	1.57x	1.82x	1.61x	1.45x	1.75x
Weighted Avg. Age (in Years)	10.09	6.48	5.71	4.59	3.69	2.86	1.61	0.79	0.11	3.10
Weighted Avg. FICO (2)	711	742	767	753	757	758	773	754	738	757
Number of Loans	4	7	12	22	25	22	23	29	6	150
Geographic Breakdown (%)										
Inland Empire	69%	78%	27%	41%	31%	11%	26%	10%	0%	28%
Southern California (3)	31%	22%	45%	44%	32%	65%	52%	55%	81%	48%
Other California	0%	0%	28%	15%	37%	24%	22%	35%	19%	24%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.
(4) Comprised of the following: $47.2 million in Mixed Use; $20.7 million in Office; $19.9 million in Retail; $8.6 million in Mobile Home Parks; $7.7 million in Warehouse; $4.3 million in Medical/Dental Office; $2.7 million in Mini-Storage; $1.7 million in Restaurant/Fast Food; $1.5 million in Light Industrial/Manufacturing; and $1.1 million in Automotive – Non-Gasoline.
(5) Consisting of $108.9 million or 94.4% in investment properties and $6.5 million or 5.6% in owner occupied properties.

Developments

- Exit of mortgage banking operations well underway
- Loan Origination Volume decreases 33% to $114.7 million (sequential quarter)
- Gain on Sale of Loans decreases 24% to $1.7 million (sequential quarter)
- Gross Locked Pipeline decreases 59% to $15.0 million (sequential quarter)
- Loan Sale Margin increases seven basis points to 179 basis points (sequential quarter)

PBM Loan Originations


(In Millions)
$500
$400
$300
$200
$100
$0
$12
$332
$21
$220
$27
$242
$16
$196
$24
$146
$4
$111
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Saleable
Portfolio

PBM Locked Pipeline


$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
(In Thousands)
35%
30%
25%
20%
15%
10%
5%
0%
31%
26%
25%
23%
26%
19%

	12/31/17	03/31/18	06/30/18	09/30/18	12/31/18	03/31/19
Gross Locked Pipeline	$69,234	$85,271	$75,546	$54,795	$35,975	$15,005
Net Locked Pipeline (1)	$48,032	$62,871	$56,906	$42,403	$27,280	$12,211
Fall-Out Ratio	31%	26%	25%	23%	26%	19%

(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Loan Purchase vs. Refinance


100%
80%
60%
40%
20%
0%
Refinance (%)
Purchase (%)

	Q2FY18	Q3FY18	Q4FY18	Q1FY19	Q2FY19	Q3FY19
Refinance	43%	37%	27%	30%	28%	30%
Purchase	57%	63%	73%	70%	72%	70%

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

Gain on Sale of Loans



(In Thousands)
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$4,317
$3,597
$3,041
$3,132
$2,263
$1,719
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

Loan Sale Margin



2.00%
1.50%
1.00%
0.50%
0.00%
1.49%
1.49%
1.53%
1.53%
1.29%
1.29%
1.70%
1.70%
1.72%
1.72%
1.79%
1.79%
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

Recourse Provision (Recovery)



(In Thousands)
$10
$0
($10)
($20)
($30)
($40)
($22)
$0
$0
($33)
$0
$0
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

Recourse Reserve Balance



(In Thousands)
$400
$300
$200
$100
$-
$283
$283
$283
$250
$250
$250
12/31/17
03/31/18
06/30/18
09/30/18
12/31/18
03/31/19

Capital Management

Developments

- Bank Capital Ratios remain strong
- 2.81% cash dividend yield (approximately)
- Repurchased approximately 24,000 shares of common stock

Stock Repurchase Plan Activity



(# of Shares)
200,000
150,000
100,000
50,000
-
140,526
77,681
39,378
-
-
23,748
Q2FY18
Q3FY18
Q4FY18
Q1FY19
Q2FY19
Q3FY19

Bank Capital Ratios



20.00%
15.00%
10.00%
5.00%
0.00%

	12/31/17	03/31/18	06/30/18	09/30/18	12/31/18	03/31/19
Tier 1 Leverage Ratio	9.59%	9.83%	9.56%	9.59%	9.56%	10.17%
CET1 Ratio	16.44%	16.72%	16.81%	16.62%	17.17%	17.24%
Tier 1 Risk-Based Capital Ratio	16.44%	16.72%	16.81%	16.62%	17.17%	17.24%
Total Risk-Based Capital Ratio	17.65%	17.84%	17.90%	17.71%	18.26%	18.34%

Value Proposition



Stock Price to Tangible Book Value Multiple
1.30x
1.25x
1.20x
1.15x
1.10x
1.05x
1.00x
0.95x
0.90x

	06/30/17	09/30/17	12/31/17	03/31/18	06/30/18	09/30/18	12/31/18	03/31/19
Price/TBV	1.16x	1.19x	1.14x	1.12x	1.18x	1.13x	0.95x	1.23x